UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

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TANDY LEATHER FACTORY, INC.
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(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TANDY LEATHER FACTORY, INC.
1900 Southeast Loop 820
Fort Worth, Texas  76140

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Tandy Leather Factory, Inc. Stockholder:

On Thursday, June 6, 2013, Tandy Leather Factory, Inc. will hold its 2013 Annual Meeting of Stockholders at its principal office in Fort Worth, Texas.  The meeting will begin at 11:00 a.m. local time.

Only stockholders who owned common stock at the close of business on April 9, 2013 can vote at the Annual Meeting or any adjournments that may take place.  At the Annual Meeting, we will consider:

(1) The election of a nine-member Board of Directors for a one-year term;
(2) The approval of the Tandy Leather Factory, Inc. 2013 Restricted Stock Plan;
(3) An advisory vote on executive compensation as disclosed in these materials; and
(4) Any other business properly presented at the meeting.

Our Board of Directors recommends that you vote in favor of proposals 1, 2 and 3.  The proxy statement also outlines certain of our corporate governance practices, discusses our compensation philosophy and practices, and describes the Audit Committee’s recommendation to the Board of Directors regarding our 2012 financial statements.  We encourage you to read these materials carefully.

Under the rules approved by the U.S. Securities and Exchange Commission, we are now furnishing proxy materials (the proxy statement and our Annual Report on Form 10-K) on the Internet to our stockholders.  Instructions on how to access and review the proxy materials on the Internet can be found on the Notice of Internet Availability of Proxy Materials sent to our stockholders.  The Notice of Internet Availability of Proxy Materials will also include instructions for stockholders on how to access the proxy card to vote over the Internet.

Your vote is important.  Whether or not you expect to attend the Annual Meeting, we urge you to vote promptly.

Please advise our transfer agent, Broadridge Corporate Issuer Solutions, 1717 Arch Street, Suite 1300, Philadelphia, PA  19103, of any change in your address.

Important Notice Regarding the Availability of Proxy Materials for
the 2013 Annual Meeting to be held on June 6, 2013.

This Proxy Statement and our 2012 Annual Report will be available on or about April 24, 2013 at www.tandyleatherfactory.com by choosing “Investor Relations” and then the “Proxy Online” link.
By Order of the Board of Directors,
/s/ William M. Warren
William M. Warren
General Counsel and Secretary

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive this proxy statement?

Because you are a stockholder of Tandy Leather Factory, Inc. as of the record date and entitled to vote at the 2013 Annual Meeting of Stockholders, our Board of Directors is soliciting your proxy to vote at the Annual Meeting.  You are invited to attend our Annual Meeting on June 6, 2013, beginning at 11:00 am, CDT.  The Annual Meeting will be held at our corporate headquarters, 1900 Southeast Loop 820, Fort Worth, Texas  76140-1003.

Our Annual Report on Form 10-K for the year ended December 31, 2012, including our financial statements for 2012, as well as this Proxy Statement, is posted on our website at www.tandyleatherfactory.com.  Choose the “Investor Relations” and then the “Proxy Online” links.  These proxy materials are first being made available to stockholders and posted on our website on or about April 24, 2013.

What am I voting on?

You are voting on three items:

1.	Election of nine directors for a term of one year,
2.	Approval of the Tandy Leather Factory, Inc. 2013 Restricted Stock Plan, and
3.	An advisory vote on Tandy Leather Factory, Inc.’s executive compensation as disclosed in these materials.

At the date this Proxy Statement went to press, we did know not of any other matters to be raised at the Annual Meeting.

What are the voting recommendations of the Board of Directors?

The Board of Directors recommends that you vote your shares:
•	“FOR” each of the nominees to the Board of Directors;
•	“FOR” the approval of the Tandy Leather Factory, Inc. 2013 Restricted Stock Plan, and
•	“FOR” the approval, on an advisory basis, of the compensation of Tandy Leather Factory, Inc.’s named executive officers as disclosed in these materials.

What is the Notice of Internet Availability of Proxy Materials?

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission, or the SEC, instead of mailing a printed copy of this Proxy Statement and our Annual Report on Form 10-K to all of our stockholders entitled to vote at the Annual Meeting, we are furnishing the proxy materials to our stockholders over the Internet.  If you received a Notice of Internet Availability of Proxy Materials, or the Notice, by mail, you will not receive a printed copy of the proxy materials.  Instead, the Notice will instruct you as to how you may access and review the proxy materials and submit your vote via the Internet or by telephone.  If you received a Notice by mail and would like to receive a printed copy of the proxy materials, please following the instructions for requesting such materials included in the Notice.

You may also choose to receive future proxy materials by e-mail by following instructions provided on the website referred to in the Notice.  Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the impact of our Annual Meeting on the environment.  If you choose to receive future proxy materials by e-mail, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site.  Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

On the date of the mailing of the Notice, all stockholders will have the ability to access all of our proxy materials on a website referred to in the Notice.  These proxy materials will be available free of charge.

Who is entitled to vote?

Holders of record of shares of our common stock as of the close of business on April 9, 2013 (the record date) are entitled to vote at the Annual Meeting.  As of that date, a total of 10,162,442 shares of common stock were outstanding and entitled to vote.  Each share of common stock is entitled to one vote.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many stockholders hold their shares through a stockbroker, bank, or other nominee rather than directly in their own name.  As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record.  If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us.

Beneficial Owner.  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name”, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record.  As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the Annual Meeting.  However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting, unless you bring with you a legal proxy from the stockholder of record.  Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

How do I vote?

Your vote is important.  You can save us the expense of a second mailing by voting promptly.  Because many stockholders cannot attend the Annual Meeting in person, it is necessary that a large number be presented by proxy.

If you are a stockholder of record, there are four ways to vote:
•	By Internet, by visiting the website shown on the Notice or the proxy card and following the instructions;
•	By telephone, by calling the toll-free number shown on the Notice or the proxy card and following the instructions;
•	By completing and mailing your proxy card; or
•	By written ballot at the Annual Meeting.

If you vote by Internet or by telephone, your vote must be received by 11:59 PM Eastern Time on June 5th, the business day before the Annual Meeting.  Your shares will be voted as you indicate.  If you return your proxy card, but you do not indicate your voting preferences, your shares will be voted, as the case may be with respect to the item not marked:  FOR the election of each of the nominees to the Board of Directors, FOR the approval of the Tandy Leather Factory, Inc. 2013 Restricted Stock Plan, and FOR the approval, on an advisory basis, of the compensation of Tandy Leather Factory, Inc.’s named executive officers as disclosed in these materials.

If your shares are held in a brokerage account in your broker’s name, you should follow the voting directions provided by your broker or nominee.  You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions via the Internet to your broker or nominee.  If you provide specific voting instructions by mail or the Internet, your shares should be voted by your broker or nominee as you have directed.

We will distribute written ballots to anyone who wants to vote at the Annual Meeting.  If you hold your shares in street name, you must request a legal proxy from your broker to vote at the Annual Meeting.

Is my vote confidential?

Yes.  It is our policy that all proxies, ballots, and vote tabulations that identify the vote of a stockholder will be kept confidential from us and our directors, officers, and employees until after the final vote is tabulated and announced, except in limited circumstances including any contested solicitation of proxies, when required to meet a legal requirement, to defend a claim against us or to assert a claim by us, and when written comments by a stockholder appear on a proxy card or other voting material.

Who counts the votes?

We will appoint two persons as inspectors of election for the Annual Meeting who will count the votes cast.

What is the quorum requirement of the meeting?

A majority of the outstanding shares of common stock determined on April 9, 2013, represented in person or by proxy at the Annual Meeting constitutes a quorum for voting on items at the Annual Meeting.  If you vote, your shares will be part of the quorum.  Abstentions and broker non-votes (discussed below) will be counted in determining the quorum.  Neither, however, will be counted as votes cast.

What are broker non-votes?

Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the Annual Meeting.  In general, the broker or nominee does not have the discretion to vote these shares unless they receive voting instructions from the beneficial owners.  If you hold your shares in street name, it is critical that you return the voting instruction card to your broker, bank or nominee if you want your votes to count in the election of directors, with respect to the approval of the Tandy Leather Factory, Inc. 2013 Restricted Stock Plan, or with respect to the advisory vote related to the executive compensation described in this proxy statement.  In the past, if you held your shares in street name, and you did not indicate how you wanted your shares to be voted in the election of directors, your broker, bank or nominee was allowed to vote those shares on your behalf in the election of directors as they felt appropriate.  Recent regulatory changes have taken away the ability of your broker, bank or nominee to vote your uninstructed shares in the election of directors on a discretionary basis.  Therefore, if you hold your shares in street name and do not instruct your bank, broker or nominee on how to vote in the election of directors, with respect to the approval of the Tandy Leather Factory, Inc. 2013 Restricted Stock Plan, or with respect to the advisory vote related to the executive compensation described in this proxy statement, your shares will not be voted for any director nominee, with respect to the approval of the Tandy Leather Factory, Inc. 2013 Restricted Stock Plan or with respect to the advisory vote related to the executive compensation described in this proxy statement or on any other proposal on which your broker does not have discretionary authority (resulting in a “broker non-vote”).  Broker non-votes will, however, be included in determining whether a quorum exists.

What vote is required to approve the proposals?

The nine nominees for director receiving the highest number of “FOR” votes at the Annual Meeting will be elected to the Board of Directors.

The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy by stockholders entitled to vote on the matter is required to approve the Tandy Leather Factory, Inc. 2013 Restricted Stock Plan.  Abstentions and broker non-votes are not counted for purposes of the approval of the Tandy Leather Factory, Inc. 2013 Restricted Stock Plan.

The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy by stockholders entitled to vote on the matter is required to provide advisory approval of the executive compensation of our named executive officers as described in this Proxy Statement.  Abstentions and broker non-votes are not counted for purposes of the advisory approval of the executive compensation of our named executive officers ans described in the Proxy Statement.

What does it mean if I get more than one proxy card?

It means your shares are in more than one account.  You should vote the shares on all of your proxy cards.

How can I consolidate multiple accounts registered in variations of the same name?

If you have multiple accounts, we encourage you to consolidate your accounts by having all your shares registered in exactly the same name and address.  You may do this by contacting our transfer agent, Broadridge Corporate Issuer Solutions, by phone (855/503-5061) or by mail to 1717 Arch Street, Suite 1300, Philadelphia, PA  19103.

What if I want to change my vote?

You can change your vote on a proposal at any time before the Annual Meeting for any reason by revoking your proxy.  Proxies may be revoked by:
•	Filing a written notice of revocation, bearing a date later than the proxy date, with our secretary at or before the Annual Meeting;
•	Properly executing a later proxy relating to the same shares;
•	Voting at a later time on the Internet or by telephone, if you previously voted on the Internet or by telephone; or
•	Attending the Annual Meeting and voting in person; however, attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy.

Any written notice revoking a proxy should be sent to:  Secretary, Tandy Leather Factory, Inc., 1900 SE Loop 820, Fort Worth, Texas 76140-1003.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and publish final results in a current report on SEC Form 8-K within four business days after the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the following as of April 9, 2013, the record date for the Annual Meeting:
•	Beneficial owners of more than 5 percent of the outstanding shares of our common stock, other than our officers and directors;
•	Beneficial ownership by our current directors and the named executive officers set forth in the Summary Compensation table on page 8; and
•	Beneficial ownership by all our current directors and executive officers as a group, without naming them.

The percentage of beneficial ownership is calculated on the basis of 10,162,442 shares of our common stock outstanding as of April 9, 2013.  The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

Security Ownership of Certain Beneficial Owners

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Common Stock	Bandera Partners LLC (2), 50 Broad Street, Suite 1820, New York, NY 10004	2,881,723	28.36%
Common Stock	Bares Capital Management, Inc. (3) 221 W 6th Street, Suite 1225, Austin, TX 78701	1,634,836	16.09%
Common Stock	Nery Capital Partners, L.P. (4) 14 S Pack Square, Suite 501, Asheville, NC 28801	1,060,000	10.33%
Common Stock	Central Square Management LLC (5) 27475 Ferry Road, Warrenville, IL 60555	660,841	6.50%

Security Ownership of Management

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)(6)	Percent of Class
Common Stock	Shannon L. Greene(7)	176,498	1.72%
Common Stock	Jon Thompson(8)	192,413	1.87%
Common Stock	Mark Angus(9)	31,024	*
Common Stock	T. Field Lange(10)	22,200	*
Common Stock	Joseph R. Mannes(11)	47,200	*
Common Stock	L. Edward Martin III(12)	20,200	*
Common Stock	Michael A. Nery (4)	1,060,000	10.33%
Common Stock	William M. Warren(13)	65,825	*
Common Stock	J. Bryan Wilkinson (14)	9,000	*

	All Current Directors and Executive Officers as a Group (10 persons)	1,624,360	15.83%

* Represents beneficial ownership of less than 1% of our outstanding shares of common stock.

(1)
All shares of common stock are owned beneficially, and such owner has sole voting and investment power, unless otherwise stated.  The inclusion herein of shares listed as beneficially owned does not constitute an admission of beneficial ownership.

(2)
Based on a Schedule 13D/A filed on November 14, 2012 by Bandera Partners LLC.  Bandera Partners LLC has shared voting and investment power over 2,881,723 shares of Tandy Leather Factory, Inc. common stock.

(3)
Based on a Schedule 13G/A filed on February 14, 2013 by Bares Capital Management, Inc.  Bares Capital Management, Inc. has sole voting and investment power over 10,363 shares of Tandy Leather Factory, Inc. common stock and shared voting and investment power over 1,627,473 shares of Tandy Leather Factory, Inc. common stock.

(4)	Michael A. Nery, one of our directors, is the owner of an investment advisory firm that directs the investments of Nery Capital Partners, L.P., which is the record holder of the shares indicated.
(5)
Based on a Schedule 13G/A filed on February 14, 2013 by Central Square Management LLC.  Central Square Management LLC has shared voting and investment power over 660,841 shares of Tandy Leather Factory, Inc. common stock.

(6)
To our knowledge, none of these shares have been pledged.  In accordance with SEC rules, the amounts reflected in this column also include shares of Tandy Leather Factory, Inc. common stock subject to options that will vest on or before June 9, 2013.

(7)	Shannon L. Greene, a director and Chief Financial Officer and Treasurer, holds 151,498 shares directly and 25,000 shares subject to options that will vest on or before June 9, 2013.
(8)	Jon Thompson, a director and Chief Executive Office and President, holds 192,413 shares directly.
(9)	Mark Angus, Senior Vice President, holds 31,024 shares directly.
(10)	T. Field Lange, a director, holds 1,000 shares directly and 21,200 shares subject to options that will vest on or before June 9, 2013.
(11)	Joseph R. Mannes, a director, holds 22,000 shares directly and 25,200 shares subject to options that will vest on or before June 9, 2013.
(12)	L. Edward Martin, a director, holds 1,000 shares directly and 19,200 shares subject to options that will vest on or before June 9, 2013.
(13)	William M. Warren, Secretary, holds 65,825 shares directly.
(14)	J. Bryan Wilkinson holds 9,000 shares subject to options that will vest on or before June 9, 2013.

PROPOSAL ONE:  ELECTION OF DIRECTORS

The Board of Directors Recommends a Vote “FOR” All Nominees.

All directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting of stockholders and until their successors have been duly elected and qualified.  Currently there are nine directors.  It is the intention of the persons named in the accompanying form of proxy card to vote for the election of all nine nominees listed below for election as our directors unless authority to so vote is withheld.  All nominees have indicated their willingness to serve for the ensuing term.  If any nominee is unable or declines to serve as a director at the date of the Annual Meeting, the persons named in the proxy card have the right to use their discretion to vote for a substitute.

General information about the Board of Directors
Name	Age	Year First Became Director	Position
Joseph R. Mannes(1)(2)(3)	54	1998	Chairman of the Board of Directors
Mark Angus(5)	52	2009	Director, Senior Vice President, Assistant Secretary
Shannon L. Greene(4)(5)	47	2001	Director, Chief Financial Officer, Treasurer
T. Field Lange(1)(2)(3)	45	2003	Director
L. Edward Martin III(1)(2)(3)	46	2007	Director
Michael A. Nery(1)(2)(3)	40	2007	Director
Jon Thompson(4)(5)	51	2009	Director, Chief Executive Officer, President, Chief Operating Officer
William M. Warren	69	2013	Director, Secretary, General Counsel
J. Bryan Wilkinson(1)(2)(3)	45	2010	Director

(1)	Member of our Audit Committee of the Board of Directors.
(2)	Member of our Compensation Committee of the Board of Directors.
(3)	Member of our Nominating Committee of the Board of Directors.
(4)	Member of our 2007 Director Non-Qualified Stock Option Plan Committee.
(5)	Executive Officer, for purposes of Section 16 of the Securities Exchange Act of 1934.

Joseph R. Mannes, 54, has served as a director since May 1998 and became Chairman of the Board in 2013.  From 2002 to the present, Mr. Mannes has worked at SAMCO Capital Markets, a Dallas, Texas-based broker-dealer, which is not a parent, subsidiary or affiliate of Tandy Leather Factory, Inc., most recently as President.  He also serves as chairman of HiTech Creations, Inc., a Grapevine, Texas computer game company, which is not a subsidiary, parent, or affiliate of Tandy Leather Factory, Inc.  Mr. Mannes holds a Chartered Financial Analyst designation.  Having served on our Board of Directors for more than fourteen years, Mr. Mannes has a strong understanding of our business and our growth history, which we believe contributes a useful frame of reference in the context of Board of Directors discussions.  He provides leadership and governance experience as our Audit Committee Chairman and is the primary liaison between our independent directors and senior management.  He also provides significant insight into capital markets.

Mark Angus, 52, has served as our Senior Vice President since May 2008 and became a director in 2009.  He is responsible for product research and development, including intellectual property defense, as well as product costing.  He manages the import of product from Asia and is the liaison with our largest vendor.  He also oversees our manufacturing operation, is involved in product placement with our National Account customers, and manages the sales process to major manufacturers and distributors.  Mr. Angus joined Tandy Leather Factory, Inc. in 1985 and has served in numerous positions with varying responsibilities. He has been involved in buckle and metal design work since 1990 and his designs comprise a substantial number of our copyrights.  He is also responsible for the design of our patented belt buckle.  Mr. Angus brings to our Board of Directors his knowledge and experience in intellectual property matters, as well as significant capabilities in operational and strategic planning matters, particularly as they relate to industry trends.

Shannon L. Greene, 47, has served as our Chief Financial Officer and Treasurer since May 2000 and as a director since January 2001.  From September 1997 to May 2000, Ms. Greene served as our controller and assistant controller.  Ms. Greene, a certified public accountant, is a member of our 401(k) Plan Committee.  Her professional affiliations include the American Institute of Certified Public Accountants, the Texas Society of Certified Public Accountants, and Financial Executives International.  She serves on the Board of Directors of the U.S. Chamber of Commerce, is the Chair of the U.S. Chamber’s Corporate Leadership Advisory Council, and is a member of the SEC’s Advisory Committee on Small and Emerging Companies.  She is also a member of the Texas Society of CPA’s Professional Standards Committee.  As our Treasurer and Chief Financial Officer, Ms. Greene’s detailed knowledge of our financial position and performance, in conjunction with her familiarity with our operational structure, provides valuable insight to our Board of Directors.  She also provides governance and government regulatory leadership as a result of her association with the aforementioned financial and business organizations.

T. Field Lange, 45, has served as a director since May 2003.  Mr. Lange, a certified public accountant, is the president of Lange & Associates, P.C., a public accounting firm he established in 1996 in Fort Worth, Texas, which is not a parent, subsidiary or affiliate of Tandy Leather Factory, Inc.  His professional affiliations include the American Institute of Certified Public Accountants and the Texas Society of Certified Public Accountants.  Mr. Lange, as the owner of a local CPA firm, brings a strong business and strategic planning background to our Board of Directors.  He has a valuable understanding of many businesses and provides significant insight into many aspect of our business.  In addition, Mr. Lange brings strong financial experience and contacts to our Board of Directors, which we believe is important to our Board of Directors’ oversight of investments and financial discipline.

L. Edward Martin III, 46, has served as a director since January 2007.  Currently, Mr. Martin is a Managing Member of 1704 Ventures, LLC, a private investment firm, which is not a parent, subsidiary or affiliate of Tandy Leather Factory, Inc.  From 2008 to 2013, he was employed by Buis & Co., a private merchant banking firm, which is not a parent, subsidiary or affiliate of Tandy Leather Factory, Inc. From 2007 to 2008, he was a private investor.  From 2000 to 2007, he served as the Executive Vice President and Chief Operating Officer of The Dunlap Company, a private company operating a chain of 40 department stores in 8 states, which is not a parent, subsidiary or affiliate of Tandy Leather Factory, Inc.  He joined The Dunlap Company in 1998 as Senior Vice President and General Counsel.  Mr. Martin is a member of the State Bar of Texas.  He also serves as a Board and Executive Committee Member of the Boys and Girls Clubs of Greater Fort Worth.  Mr. Martin’s experience managing retail store chains provides invaluable knowledge to our Board of Directors as we navigate our way through business cycles, growth and expansion, and product development.  He also provides knowledge regarding securities laws and capital market issues through his experience as an attorney.  In addition, Mr. Martin provides leadership and governance experience through his service in civic and charitable organizations.

Michael A. Nery, 40, has served as a director since December 2003.  Since September 1999, his investment advisory firm has directed the investments of Nery Capital Partners, L.P., an investment fund based in Asheville, North Carolina.  See “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT” for information regarding Nery Capital Partners, L.P.’s ownership of our common stock.  Mr. Nery brings financial acumen to our Board of Directors developed through his experience as the founder and managing member of Nery Capital Partners, L.P. and as a private investor. We believe he also provides a unique and valuable perspective with respect to our stockholder base and stockholder issues in general.

Jon Thompson, 51, has served as Chief Executive Officer since July 2009, and President and Chief Operating Officer since June 2008.  He served as Senior Vice President from June 1993 to June 2008.  He has served as a director since 2009.  As our President and Chief Executive Officer, Mr. Thompson’s day-to-day leadership provides him with intimate knowledge of our operations that are a component of our Board of Directors discussions.  Mr. Thompson also provides our Board of Directors with insight into important issues we face.

William M. Warren, 69,  has served as a director since February 2013.  He previously served as one of our directors from 1993 to 2003.  He has also served as our Secretary and General Counsel since 1993.  Since 1979, Mr. Warren has been President and Director of Loe, Warren, Rosenfield, Kaitcer, Hibbs, Windsor & Lawrence, P.C., a law firm located in Fort Worth, Texas.

J. Bryan Wilkinson, 45, has served as a director since August 2010.  Mr. Wilkinson is Vice President of Sales of EMSI, a private medical device company, which is not a parent, subsidiary or affiliate of Tandy Leather Factory, Inc.  From 2003 to 2009, he served as Director of Sales at EMSI.  Prior to joining EMSI, he served as Vice President of Sales of PDS Southwest, a family-owned company in the automotive and banking finance and insurance industry from 1994 to 2003, which is not a parent, subsidiary or affiliate of Tandy Leather Factory, Inc.  From 1988 to 1994, he was employed by us and served as Sales Manager and Director of Bulk Sales.  With over twenty years of sales experience, Mr. Wilkinson is well positioned to provide our Board of Directors with operational insights with respect to the growth of our store base and sales programs.

The information relating to the occupations and security holdings of our directors is based upon information received from them.

ADDITIONAL INFORMATION CONCERNING OUR BOARD OF DIRECTORS

Meeting Attendance

During fiscal 2012, the Board of Directors held five meetings.  All current directors who served during 2012 attended 75% or more of the aggregate of the total number of meetings of the Board of Directors and of committees of the Board of Directors of which he or she was a member.  We encourage and expect our directors to attend our Annual Meeting absent extenuating circumstances, but we do not have a formal policy requiring attendance.  With the exception of Shannon Greene, all of our directors attended our Annual Meeting held in 2012.

Director Independence

The Board of Directors has considered the listing requirements of the NASDAQ for "independence" of directors, and it has determined that T. Field Lange, Joseph R. Mannes, L. Edward Martin III, Michael A. Nery, and J. Bryan Wilkinson, our non-employee directors, are independent.  Our independent directors hold executive sessions at least once a year.

Board of Directors Leadership Structure

Until January 2007, we operated under the traditional U.S. board leadership structure with our Chief Executive Officer also serving as Chairman of the Board.  When Wray Thompson, who served as our original Chairman and CEO, resigned as CEO in December 2006, our Board of Directors re-evaluated its leadership structure.  Beginning in January 2007, the Board of Directors determined it appropriate to separate the roles of CEO and Chairman, allowing the CEO to run Tandy Leather Factory, Inc. and the Chairman to run the Board of Directors.  Wray Thompson retained his position as Chairman while Ron Morgan was named CEO.  Mr. Morgan resigned in June 2009 at which time Jon Thompson was named CEO.  Wray Thompson resigned as Chairman of the Board in February 2013, at which time Joseph R. Mannes, one of our directors since 1998, was named Chairman.

We believe our CEO and our Chairman have an excellent working relationship that has allowed the CEO to focus on the challenges that we face in the current business environment.  The separation of the CEO and Chairman positions provides strong leadership for our Board of Directors, while also positioning our CEO as our leader in the eyes of our customers, employees, and other stakeholders.

Our Board of Directors has five independent members and four non-independent members.  We have three committees of the Board of Directors comprised solely of independent directors, with two different independent directors serving as chairs of the committees.  We believe that the number of independent, experienced directors that make up our Board of Directors benefits us and our stockholders.

Risk Oversight

Our Audit Committee is primarily responsible for overseeing our risk management processes on behalf of the full Board of Directors, focusing on the most significant risks facing us and our general risk management strategy, and also ensuring that risks undertaken by us are consistent with the Board of Directors’ appetite for risk.  Management is responsible for the development, implementation, and maintenance of our risk management processes and provides periodic reports to the Audit Committee on its assessment of strategic, operational, financial, competitive, reputational, and legal risks to us.  We believe this division of responsibilities is the most effective approach for addressing the risks we face and that our Board of Directors leadership structure supports this approach.

Director Compensation

Non-employee directors receive $1,500 for each Board of Directors meeting attended in person and $500 for each Board of Directors meeting attended via telephone.  Each member of the Audit Committee receives $1,000 for each Audit Committee meeting attended, with the exception of the Audit Committee chairman who receives $1,500 for each Audit Committee meeting attended.  The members of each of the Compensation Committee and Nominating Committee receive $500 for each committee meeting attended, with the exception of committee chairmen who received $750 for each committee meeting attended.  We entered into a consulting agreement with Wray Thompson effective June 1, 2012, pursuant to which we pay Mr. Thompson $25,000 per year for serving as our Chairman of the Board.  In addition, we are currently authorized to grant nonqualified stock options to purchase 3,000 shares of our common stock per year to each of our non-employee directors under our 2007 Director Non-Qualified Stock Option Plan. The goal of this stock option plan is to provide a means of attracting and retaining competent non-employee personnel to serve on our Board of Directors by offering individuals long-term equity incentives tied to our performance.  Each of our non-employee directors is eligible to participate in this option plan.

DIRECTOR COMPENSATION TABLE

The table below summarizes the compensation paid by us to our non-employee directors during the year ended December 31, 2012.  Our directors who are also employees (and Wray Thompson, who serves us as a consultant) receive no additional compensation for serving as directors.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Joseph R. Mannes	$15,000	$2,500	$17,500
T. Field Lange	15,500	2,500	18,000
Michael A. Nery	13,500	-	13,500
L. Edward Martin III	12,000	2,500	14,500
J. Bryan Wilkinson	12,500	2,500	15,000

(1)
There was one option grant to non-employee directors in 2012.  The grant date fair value of the stock options granted was determined by using the Black-Scholes option pricing model in accordance with Accounting Standards Codification (ASC) Topic 718 (Compensation – Stock Compensation), referred to as ASC Topic 718, using the following assumptions:

Grant date	03/22/2012
Volatility	21.4%
Risk-free interest rate	0.875%
Expected Life	3 years
Exercise price	$5.27

(2)	The table below shows the number of stock options held by the non-employee directors as of the end of fiscal 2012:

Name	Exercisable	Unexercisable	Aggregate
Lange	21,200	-	21,200
Mannes	25,200	-	25,200
Martin	19,200	-	19,200
Wilkinson	9,000	-	9,000

COMMITTEES OF THE BOARD OF DIRECTORS

As of the date of this proxy statement, our Board of Directors has four committees:  (1) Audit Committee, (2) Compensation Committee, (3) Nominating Committee, and (4) 2007 Director Non-Qualified Stock Option Plan Committee.  The membership during the last fiscal year and the function of each committee are described below.

Name of Director	Audit	Compensation	Nominating	2007 Director Non-Qualified Stock Option Plan
Non-Employee Directors:
T. Field Lange	X	C	C
Joseph R. Mannes	C	X	X
L. Edward Martin, III	X	X	X
Michael A. Nery	X	X	X
J. Bryan Wilkinson	X	X	X

Employee Directors:
Mark Angus
Shannon L. Greene				X
Jon Thompson				X
Wray Thompson (1)				C

Number of Meetings in Fiscal 2012	4	7	1	1
_________________
X = Committee member; C = Committee Chairman

(1)  We treat Wray Thompson as an employee director for the purposes of his compensation as a director although he resigned as our CEO and as an employee effective December 31, 2006.  He served as our Chairman of the Board until February 14, 2013 under a consulting arrangement pursuant to which we paid Mr. Thompson $25,000 per year.

Nominating Committee

We have a Nominating Committee consisting of five directors, all of whom are "independent" under the listing requirements of NASDAQ.  The Nominating Committee met one time during 2012.

The Board of Directors has adopted a written charter for the Nominating Committee, which is available on our website at www.tandyleatherfactory.com.   This charter provides that the Nominating Committee is responsible for identifying individuals qualified to become directors consistent with criteria established by the Board of Directors.  Although the Board of Directors has not yet established these criteria, the charter also provides that the Nominating Committee shall take into account such additional factors as it deems appropriate in evaluating candidates.  These factors may include strength of character, mature judgment, career specialization, relevant technical skills, diversity and the extent to which a candidate would fill a present need on the Board of Directors.  In addition, the charter states that the Nominating Committee will consider stockholder recommendations of director nominees, as well as nominations by our senior officers.  The Nominating Committee plans to evaluate all director nominees in a like manner without regard as to who recommended the nomination.  Traditionally, we have not engaged third parties to identify or evaluate potential directors or to assist in that process.  In addition, the Nominating Committee makes a review and evaluation periodically of the Board of Directors and the Nominating Committee's own performance.  Further, the Nominating Committee recommends persons to serve on the Nominating Committee as members, as well as the possible removal of any incumbent Nominating Committee members.

Stockholders may nominate director nominees for consideration by writing to our corporate secretary at 1900 Southeast Loop 820, Fort Worth, Texas  76140.  Any such nomination must include:

•
As to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor regulation thereto (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

•	The nominating stockholder’s name and address, as they appear on our books, and the class and number of our shares beneficially owned by him.

The Nominating Committee recommended to the Board of Directors that all nine director nominees listed in this Proxy Statement serve as directors for a term ending on the date of the 2014 Annual Meeting of Stockholders.

The Nominating Committee will consider nominees for directors recommended by our stockholders and will evaluate such nominees using the same criteria used to evaluate director candidates as described above.  In order to be considered by the Nominating Committee with respect to nominees for the 2014 Annual Meeting of Stockholders, prospective nominee recommendations must be received by the corporate secretary no later than 30 days and no earlier than 60 days before such meeting.

Audit Committee

The Audit Committee’s basic role is to assist the Board of Directors in fulfilling its fiduciary responsibility pertaining to our accounting policies and reporting practices.  Among other duties, the Audit Committee is to be the Board of Directors’ principal agent in assuring the independence of our outside auditor, the integrity of management, and the adequacy of disclosures to stockholders.  The Board of Directors has determined that all members of the Audit Committee are "independent" under the applicable rules of the NASDAQ and that Joseph R. Mannes, chairman of the Audit Committee in 2011 and 2012, and T. Field Lange, Audit Committee member, both qualify as an "audit committee financial expert" within the meaning of Item 407(d)(5) of Regulation S-K.  The Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at www.tandyleatherfactory.com.  The Audit Committee met four times during 2012.   The Report of the Audit Committee for the fiscal year ended December 31, 2012 appears below.

Our Audit Committee selected Weaver and Tidwell LLP (“Weaver”) to serve as our independent public accountant for the years ended December 31, 2011 and 2012, as well as for the first three quarters of 2013.  A representative of Weaver is expected to attend our Annual Meeting.  The representative will have the opportunity to make a statement at the Annual Meeting and respond to appropriate questions from you, our stockholders.  Our Audit Committee has not named the independent public accounting firm that will serve as outside auditor for 2013.  The Audit Committee expects to select the independent auditors to audit our annual financial statements for 2013 during the next few months, as part of the Audit Committee’s normal selection process.

Audit Fees

Weaver performed the audits of our 2011 and 2012 financial statements, as well as the reviews of the financial statements included in our Forms 10-Q for the same periods.  The amounts shown below are the aggregate amounts paid to Weaver during 2011 and 2012 for services in the categories indicated.

Types of Fees	2011	2012
Audit fees	$89,600	$95,800
Audit-related fees	-	-
Tax fees	-	-
All other fees	-	-
Total	$89,600	$95,800

In accordance with the charter of our Audit Committee as in effect at the relevant times and the rules of the SEC, the Audit Committee approved all of the fees indicated above before the services were provided.

Report of the Audit Committee

As members of the Audit Committee, we oversee Tandy Leather Factory, Inc.’s financial reporting process on behalf of the Board of Directors.  Management is responsible for the preparation, presentation, and integrity of our financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations.

During 2012, we recommended and the Board of Directors approved the appointment of Weaver as independent auditors for the year ended December 31, 2012.  Our auditors are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

The Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2012 with our management and has discussed with Weaver the matters required to be discussed by Statement on Auditing Standards Board Standards No. 61, as amended, (AICPA, Professional Standards, Vol. 1 AU section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  In addition, the Audit Committee has received from Weaver the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding Weaver’s communications with the Audit Committee concerning independence and the Audit Committee has discussed with Weaver their independence from us and our management.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the SEC.

The foregoing report was submitted by the Audit Committee and shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Exchange Act.

AUDIT COMMITTEE:
JOSEPH R. MANNES, Chairman
T. FIELD LANGE
MICHAEL A. NERY
L. EDWARD MARTIN III
J. BRYAN WILKINSON
*****************************

COMPENSATION DISCUSSION AND ANALYSIS

The primary focus of our executive compensation programs is to improve our performance year over year and over a longer-term period.  The compensation programs were designed to provide the tools necessary to hire executives with the skills needed to manage Tandy Leather Factory, Inc. to meet these goals and to retain them over the long-term.  In developing the programs, a key consideration was to have plans that were easy to understand and administer, while being competitive with companies of similar size and philosophy.  Over the past several years, management and the Compensation Committee have worked to refine the compensation programs used to ensure that they support these goals and our ongoing business objectives.  Our philosophy has been to reward team performance, measured by our overall results.  Each executive officer’s compensation is linked to their individual contribution toward increases in the size of our operations, our income, and increases in stockholder value.  At the 2012 Annual Meeting, stockholders were asked to approve Tandy Leather Factory, Inc.’s 2011 exeuctive compensation programs.  More than 93% of the shares voted approved the program.  In consideration of these results and other factors the the Compensatoin Committee evaluates on a regular basis, the Compensation Committee concluded that Tandy Leather Factory, Inc.’s existing executive compensation programs continue to be appropriate to support Tandy Leather Factory, Inc.’s compensation philosophy and objectives described in this discussion.

Compensation Committee

The Compensation Committee is responsible for recommending to the board of directors the compensation program of the executive officers.  The Compensation Committee submits all issues concerning executive compensation to the full Board of Directors for approval.  It may not delegate this authority.  The Board of Directors has adopted a written charter for the Compensation Committee, which is available on our website at www.tandyleatherfactory.com.  The Compensation Committee met seven times during 2012.

Compensation for our executive officers consists of the following components:

•	Base salary;
•	Annual incentive bonus; and
•	Retirement and other benefits.

Each of these elements of pay is described below.

Company Performance.  Tandy Leather Factory, Inc. completed another successful year in 2012, with net income of $5.6 million, or $0.55 per diluted share, an increase of 17% in earnings per diluted share from 2011.  Both our Wholesale and Retail Leathercraft segments achieved increases in sales, operating income and net income.  Our International Leathercraft segment reported an increase in sales, but decreases in operating income and net income, due to the operation of the new stores opened in October 2011 and January 2012.

Base Salary

Base salaries are intended to reward our executive officers based upon their roles within Tandy Leather Factory, Inc. and for their performance in those roles.  Base salaries are established when an executive officer is hired, based on prior experience and compared to salaries for comparable positions in other companies.  Base salaries are generally increased annually assuming our financial performance is satisfactory.

Bonuses

We award discretionary bonuses to our executive officers, up to a maximum of 5% of pretax income as determined by the Compensation Committee.  We determine these bonuses on a subjective basis, considering business prospects for the upcoming year and the improvement in our net income and financial position for the year in question.  These discretionary bonuses are awarded annually and paid in the first quarter of the following year.

Retirement and Other Benefits

Our benefits program includes a retirement plan and a group insurance program.  The objective of the program is to provide executive officers with reasonable and competitive levels of protection against the four contingencies (retirement, death, disability and ill health) that could interrupt the executive officer’s employment and/or income received as an active employee.  Our retirement plans are designed to provide a competitive level of retirement income to our executive officers and to reward them for continued service with Tandy Leather Factory, Inc.  The retirement program for executive officers consists of a tax-qualified 401(k) Plan that covers all full-time employees.  The group insurance program consists of life and health insurance benefits plans that cover all full-time employees.

Compensation Committee Interlocks and Insider Participation

None of the Compensation Committee members has ever been employed by us as an officer or otherwise, nor was any Compensation Committee member a party to any material transaction or relationship with us during the past fiscal year requiring disclosure pursuant to SEC rules.  In addition, none of our executive officers served as a member of the compensation or similar committee or board of directors of any other entity of which an executive officer served on our Compensation Committee or our Board of Directors.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis (“CD&A”) with management and, based on such review and discussion, recommended to the Board of Directors that the CD&A be included in Tandy Leather Factory, Inc.’s Form 10-K and proxy statement.

The foregoing report was submitted by the Compensation Committee and shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC, other than as provided in Item 407 of Regulation S-K, or to the liabilities of Section 18 of the Exchange Act.

COMPENSATION COMMITTEE:
T. FIELD LANGE, Chairman
JOSEPH R. MANNES
MICHAEL A. NERY
L. EDWARD MARTIN III
J. BRYAN WILKINSON
*****************************

COMPENSATION TABLES AND OTHER INFORMATION

The following table includes information required by Item 402 of Regulation S-K promulgated by the SEC.  The amounts shown represent the compensation paid to our named executive officers for each fiscal year noted in the table, for services rendered to us.  For a more complete discussion of the elements of compensation included in this table, please refer to the discussion reflected in “Compensation Discussion and Analysis” above.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($) (1)	Total ($)
Wray Thompson, Chairman of the Board (2)	2012 2011 2010	$25,000 $25,000 $25,000	- - -	- - -	$25,000 $25,000 $25,000
Mark Angus, Senior Vice President	2012 2011 2010	$169,400 $154,000 $140,000	$150,000 $100,000 $92,500	$10,705 $7,346 $5,665	$330,105 $261,346 $238,165
Shannon L. Greene, Chief Financial Officer & Treasurer	2012 2011 2010	$181,500 $165,000 $150,000	$150,000 $100,000 $92,500	$11,184 $7,673 $5,977	$342,684 $272,673 $248,477
Jon Thompson, Chief Executive Officer, President and Chief Operating Officer	2012 2011 2010	$205,700 $187,000 $170,000	$150,000 $100,000 $92,500	$10,624 $8,326 $6,600	$366,324 $295,326 $269,100

(1)	The amounts in this column represent the 401(k) plan Company matching contribution for the named individuals.
(2)
Mr. Thompson served as our Chairman of the Board until February 14, 2013.  For the years 2010, 2011 and 2012,  we entered into one-year consulting agreements with Mr. Thompson pursuant to which we agreed to pay Mr. Thompson $25,000 each year for his service as our Chairman of the Board.

We made no grants of plan-based awards to any of our named executive officers during the year ended December 31, 2012.

The following table provides information about outstanding equity awards at December 31, 2012 for each of the named executive officers:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Wray Thompson, Chairman of the Board	-	-	n/a	n/a
Mark Angus, Senior Vice President	-	-	n/a	n/a
Shannon L. Greene, Chief Financial Officer & Treasurer	25,000	-	$4.24	09/16/2013
Jon Thompson, Chief Executive Officer, President and Chief Operating Officer	-	-	n/a	n/a

No options were exercised during the year ended December 31, 2012 by our named executive officers.

PROPOSAL TWO:  APPROVAL OF THE TANDY LEATHER FACTORY, INC. 2013 RESTRICTED STOCK PLAN

The Board of Directors recommends a vote “FOR” the approval of the Tandy Leather Factory, Inc. 2013 Restricted Stock Plan.

Our Board of Directors adopted the Tandy Leather Factory, Inc. 2013 Restricted Stock Plan (the “Plan”), effective January 17, 2013, subject to stockholder approval.  The Plan reserves up to 300,000 shares of our common stock for restricted stock awards to our executive officers, non-employee directors and other key employees.  As of April 9, 2013, there are three executive officers and six non-employee directors who would be eligible to participate in the Plan.  The Board of Directors has not specifically defined “other key employees” but anticipates no more than ten employees would meet such definition in the future.

We believe that stock-based awards provide incentives which will attract, retain, motivate and reward our executive officers, non-employee directors and other key employees by providing them with opportunities to acquire shares of our common stock.  We also believe that stock-based awards further align the interests of our management and directors with the interests of our stockholders.

The provisions of the 2013 Restricted Stock Plan are summarized below.  All such statements are qualified in their entirety by reference to the full text of the Plan, which is attached hereto as Exhibit A.

Administration of the Plan.  The 2013 Restricted Stock Plan shall be administered by the Compensation Committee of the Board of Directors (“Committee”) or other committee appointed by the Board of Directors from among its members.  The Committee is authorized, subject to the provison of the Plan, to establish such rules and regulations as it deems necessary and appropriate.  All determinations and interpretations made by the Committee shall be binding and conclusive on all plan participants.

Shares Available. The aggregate number of shares of common stock that may be subject to awards granted under this Plan is 300,000 shares of common ctock.  Shares may be made available from either authorized but unissued common stock or common stock held by us in our treasury.

Types of Awards and Vesting Restrictions.  The Plan permits the Committee to grant Stock Awards and Performance Awards, either of which may constitute Performance-Based Awards, and which are referred to collectively as “Awards” in the Plan and in this summary of the Plan.  Awards granted under the Plan may be subject to a graded vesting schedule with a minimum vesting period of four years, unless otherwise determined by the Committee.

Stock Awards.  The Committee is authorized to grant Stock Awards and will determine the number of shares of our Common Stock underlying each Stock Award.  Each Stock Award will be subject to terms and conditions consistent with the Plan including restrictions on the sale or other disposition of such shares, and the right of Tandy Leather Factory, Inc. to reacquire such shares for no consideration upon termination of the recipient within specified periods.  The Award agreement will specify whether the recipient shall have, with respect to the shares of common stock subject to the Stock Award, all of the rights of a holder of shares of our common stock, including the right to receive dividends and to vote the shares.

Perfomance Awards.  The Committee is authorized to grant Performance Awards and will determine the number of shares of common stock underlying each Performance Award.  Each Performance Award will be subject to terms and conditions consistent with the Plan and set forth in the Award agreement.  The Committee shall set performance targets at its discretion which, depending on the extent to which they are met, will determine the number of Performance Awards that will be paid out, and may attach to such Performance Awards one or more restrictions.  Performance targets may be based upon, without limitation, company-wide, divisional and/or individual performance.

The Committee shall have the authority to make adjustments to performance targets for any outstanding Performance Awards (other than those intended to qualify as Performance-Based Awards as described below) which the Committee deems necessary or desirable unless at the time of establishment of goals, the Committee precluded its authority to make such adjustments.

Payment of earned Performance Awards will be made in shares of common stock.

The Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to Awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division; group or corporate financial goals; return on shareholders’ equity; return on assets; return on net assets; return on investment capital; gross margin return on investment; gross margin dollars or percent; sales per square foot or per hour; payroll as a percentage of sales; inventory shrink; comparable store sales; inventory turnover; employee turnover; sales, general and administrative expense; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of our common stock or any other publicly-traded securities of ours, if any; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization, economic value-added models; comparisons with various stock market indices; and/or reductions in cost.  The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items as the Committee may specify:  extraordinary, unusual or non-recurring items; effects of accounting changes; effect of financial activities; expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions; effects of divestitures; and effect of litigation activities and settlements.  Any such performance criterion or combination of such criteria may apply to the participant’s Award opportunity in its entirety or to any designated portion or portions of the Award opportunity, as the Committee may specify.

Code Section 162(m) Provisions.  Stock Awards or Performance Awards granted under the Plan, and the compensation attributable to such Awards, are intended to qualify as “performance-based awards” or be otherwise exempt from the deduction limitation imposed by Section 162(m) of the Internal Revenue Code.  Section 162(m) imposes a $1 million annual deduction limit on compensation paid to the chief executive officer and the three other most highly compensated officers (other than the principal executive officer or the principal financial officer) of a publicly traded company.  Section 162(m) provides an exception to this deduction limit for “performance-based compensation” that meets certain requirements.

Termination of Service.  Subject to any written agreement between the recipient and Tandy Leather Factory, Inc., if a recipient’s employment is terminated for any reason, including retirement, other than due to death or disability, all unearned or unvested Awards held by the recipient on the date of his termination shall immediately be forfeited by such recipient as of such date.  If the participant’s employment with us is terminated due to death or disability, all unvested stock awards will vest and all unearned or unvested performance awards will be forfeited except with regard to performance awards with a performance period of greater than one year for which the participant has completed at least one year of service, which performance awards will vest on a pro-rata basis.

Change in Control.  In the event of a change in control of Tandy Leather Factory, Inc., all unvested Awards granted under the Plan shall become fully vested immediately upon the occurrence of the change in control and such vested Awards shall be paid out or settled, as applicable, within 60 days, subject to requirements of applicable laws and regulations.

Duration, Amendment and Termination.  No Award may be granted more than five years after the effective date of the Plan, provided, however, that the terms and conditions applicable to any Award granted prior to such date may thereafter be amended or modified by mutual agreement between Tandy Leather Factory, Inc. and the recipient.  The Board of Directors or the Committee may amend the Plan from time to time or suspend or terminate the Plan at any time.  No amendment of the Plan may, without approval of the stockholders of Tandy Leather Factory, Inc., increase the total number of shares which may be issued under the Plan; modify the requirement as to eligibility for Awards under the Plan, or otherwise materially amend the Plan as provided in the Nasdaq Marketplace Rules or the rules of the public trading market on which shares of our common stock are then listed or quoted.

Other Information.  A “new plan benefits” table, as described in the SEC’s proxy rules, is not provided because all awards made under the Plan are discretionary.

Vote Required.  The affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter is required to adopt the Plan.

PROPOSAL THREE:  ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY” VOTE)

The Board of Directors recommends a vote “FOR” the advisory approval of the executive compensation of our named executive officers as disclosed in this proxy statement.

Based upon a vote of stockholders at the 2012 Annual Meeting, following the Board of Directors' recommendation for an annual advisory vote to approve the compensation of our named executive officers, we are providing stockholders with an advisory vote on executive compensation. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law July 21, 2010, added Section 14A to the Securities Exchange Act of 1934, as amended, and requires that we provide our stockholders with an opportunity to cast an advisory vote on the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. This proposal, commonly known as a “Say-on-Pay” vote, gives stockholders the opportunity to approve, reject or abstain from voting with respect to our fiscal 2012 executive compensation programs and policies and the compensation paid to our named executive officers.

As discussed in this proxy statement under the heading “Compensation Discussion and Analysis,” our executive compensation program is designed to serve us and our stockholders by aligning executive compensation with stockholder interests and by encouraging and rewarding management initiatives that will benefit us and our stockholders, customers, and employees over the long-term.

At last year’s annual meeting, 93% of the votes cast on the advisory vote on executive compensation were in favor of our named executive officer compensation for 2011.  We are asking our stockholders to again indicate their support for our named executive officer compensation as described in this Proxy Statement.  This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation.  This is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.  Accordingly, we are asking our stockholders to approve, on an advisory basis, the following resolution:

“RESOLVED, that the stockholders of Tandy Leather Factory, Inc. approve, on an advisory basis, the compensation paid to the named executive officers of Tandy Leather Factory, Inc., as disclosed in the 2013 Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosures.”

Approval of this proposal requires the affirmative vote of the holders of a majority of the shares entitled to vote on, and who vote for and against, this proposal.  Although your vote on this matter is advisory in nature and therefore will not be binding upon Tandy Leather Factory, Inc., the Compensation Committee or the Board of Directors, your advisory vote will serve as an additional tool to guide the Board of Directors and the Compensation Committee in continuing to improve the alignment of our executive compensation programs with the interests of us and our stockholders.  The vote on this resolution is not intended to address any specific element of compensation but rather relates to overall compensation of our named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS

Since the beginning of our last fiscal year, there have been no transactions, and there is no currently proposed transaction, in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent (1%) of the average of our total assets at year end for our last two most recently completed fiscal years, and in which any related person, as defined under the Securities Act of 1933, as amended, had or will have a direct or indirect material interest. Such related persons include our directors and executive officers, nominees for director, any beneficial owner of more than five percent (5%) of our common stock, and their immediate family members.

Our Code of Business Conduct, which applies to all employees, including our executive officers and our directors, provides that our employees and officers and members of our Board of Directors are expected to use sound judgment to help us maintain appropriate compliance procedures and to carry out our business with honesty and in compliance with law and high ethical standards.  In addition, our directors and officers are required to report any potential related party transactions to the Board of Directors.  Our Audit Committee, on behalf of the Board of Directors, reviews the materials facts of all reported matters, by taking into account, among other factors it deems appropriate, whether a transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction to determine whether an actual conflict of interest exists.  No director may participate in any discussion or approval of a matter for which he or she is a related party.  An annual review and assessment of any ongoing relationship with a related party is performed by the Audit Committee and reported to the Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Sections 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our common stock to file reports regarding their ownerships and changes in ownership of our securities with the SEC.  Based solely on a review of the copies of such reports and amendments thereto furnished to us with respect to fiscal 2012 and written representations from our directors and executive officers, we believe that, during fiscal 2012, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements.

EQUITY COMPENSATION PLANS

The following table sets forth information regarding our equity compensation plans (including individual compensation arrangements) that authorize the issuance of shares of our common stock.  The information is aggregated in two categories:  plans previously approved by our stockholders and plans not approved by our stockholders.  The table includes information for officers, directors, employees and non-employees.  All information is as of December 31, 2012.

Plan Category	Column (a) Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Column (b) Weighted-average exercise price of outstanding options, warrants and rights	Column (c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a)
Equity compensation plans approved by stockholders	121,600	$4.53	33,400
Equity compensation plans not approved by stockholders	-	-	-
TOTAL	121,600	$4.53	33,400

OTHER MATTERS

Solicitation of Proxies

We will pay for the cost of soliciting proxies.  Our directors, officers and employees may solicit proxies.  They will not be paid for soliciting the proxies but may be reimbursed for out-of-pocket expenses related to the proxy solicitation.  Proxies may be solicited in person, by mail, by telephone, by telegram or other means of communication.  We will make arrangements with custodians, nominees and fiduciaries in order to forward proxy solicitation materials to beneficial owners of common stock.

Stockholder Proposals for 2014

If you wish to present a proposal for consideration at an annual meeting, you must send written notice of the proposal to our corporate secretary not less than ten days before such annual meeting.  We have not received notice of any stockholder proposals to be presented at this year’s Annual Meeting.

If you would like your proposal to be included in next year’s proxy statement, you must submit the proposal to our corporate secretary by no later than December 25, 2013.  We will include your proposal in our next annual proxy statement if it is a proposal that we would be required to include pursuant to the rules of the SEC.  You may write to our corporate secretary at 1900 Southeast Loop 820, Fort Worth, Texas 76140 to present a proposal for consideration.

If a stockholder raises a matter at the Annual Meeting that requires a stockholder vote, the person to whom you have given your proxy will use his or her discretion to vote on the matter on your behalf.  According to our by-laws, any proposal properly raised at the Annual Meeting by a stockholder will require the affirmative vote of a majority of the shares deemed present at the Annual Meeting, whether in person or by proxy unless a higher approval threshold is required by applicable law.

Stockholder Communications with Board of Directors

Stockholders who wish to communicate with the Chairman or with the directors as a group may do so by writing to the corporate secretary at Tandy Leather Factory, Inc., 1900 Southeast Loop 820, Fort Worth, Texas 76140.  The corporate secretary will forward your communication to the directors or Chairman of the Board as requested by the stockholder.  All appropriate communications addressed to directors will be reviewed by the corporate secretary.  Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest will not be forwarded to the Board of Directors.  The corporate secretary has the option, but not the obligation, to forward these other communications to appropriate channels within Tandy Leather Factory, Inc.

Householding of Annual Meeting Materials

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed those stockholders.  This process, which is commonly referred to as “householding”, potentially provides extra convenience for stockholders and cost savings for companies.  We and some brokers household proxy materials, delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders.  Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiples copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares.  You can notify us by sending a written request addressed to Investor Relations Department, Tandy Leather Factory, Inc., 1900 Southeast Loop 820, Fort Worth, Texas 76140, by calling Investor Relations at 817-872-3200, or by sending an e-mail to Investor Relations at shannon.greene@tandyleather.com.  We will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a registered stockholder at a shared address to which a single copy of the document was delivered.

General Information

A COPY OF FORM 10-K AS FILED WITH THE SEC WILL BE SENT TO ANY STOCKHOLDER WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO SHANNON L. GREENE, CFO, TANDY LEATHER FACTORY, INC., 1900 SOUTHEAST LOOP 820, FORT WORTH, TEXAS 76140.

Management knows of no other business which may be properly brought before the 2013 Annual Meeting of Stockholders.  However if any other matters shall properly come before such meeting, it is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on such matters.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE, OR TO VOTE ELECTRONICALLY AS DESCRIBED ON PAGE 1 OF THIS PROXY STATEMENT.

TANDY LEATHER FACTORY, INC.
/s/ Joseph R. Mannes
Chairman of the Board

Fort Worth, Texas
April 23, 2013

Annex 1

TANDY LEATHER FACTORY, INC.
2013 RESTRICTED STOCK PLAN

1.           Purpose.  This Tandy Leather Factory, Inc. 2013 Restricted Stock Plan (this “Plan”) is intended to provide incentives which will attract, retain, motivate and reward executive officers, non-employee directors and other key employees of Tandy Leather Factory, Inc., a Delaware corporation (the “Company”) or any of its Affiliates, by providing them opportunities to acquire shares of the common stock, $0.0024 par value per share (“Common Stock”), of the Company.  “Affiliate,” as used herein, shall mean any corporation or other entity owning, directly or indirectly, 50% or more of the outstanding stock of the Company, or in which the Company or any such corporation or other entity owns, directly or indirectly, 50% or more of the outstanding capital stock (determined by aggregate voting rights) or other voting interests. Furthermore, the Plan is intended to assist in further aligning the interests of the Company’s executive officers, non-employee directors and other key employees with those of its shareholders. The Plan has been adopted and approved by the Board of Directors (the “Board”) of the Company and shall become effective as of the Effective Date, as defined below.

2.           Administration.

a.            The Plan generally shall be administered by a committee (the “Committee”) which shall be the Compensation Committee of the Board or another committee appointed by the Board from among its members. Unless the Board determines otherwise, the Committee shall be comprised solely of not less than two members who each shall qualify as a (i) “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) (or any successor rule) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Awards granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants, as defined below, and their legal representatives.

b.            No member of the Board, no member of the Committee and no agent of the Committee who is an employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Board, members of the Committee and any agent of the Committee who is an employee of the Company against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct.

c.            The Committee shall have the authority to grant Awards to the Participants. The Committee may delegate such of its powers and authority under the Plan as it deems appropriate to designated officers or employees of the Company. In addition, the independent members of the full Board may exercise any of the powers and authority of the Committee under the Plan. In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the agent of the Committee or the Board. The selection of members of the Committee or any subcommittee thereof, and any delegation by the Committee to designated officers or employees, under this Section 2(c) shall comply with Section 16(b) of the Exchange Act, the performance-based provisions of Section 162(m) of the Code, and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time, except to the extent that the Board determines that such compliance is not necessary or desirable. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company or any of its Affiliates whose employees have benefited from the Plan, as determined by the Committee.

3.           Participants.  Participants shall consist of such partners, members, executive officers, non-employee directors and other key employees (individually, “Participant” and collectively, “Participants”) of the Company or any of its Affiliates as the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Awards under the Plan. Designation of a Participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of Awards.

4.           Types of Awards and Vesting Restrictions.  Stock Awards and Performance Awards may, as determined by the Committee, in its discretion, constitute Performance-Based Awards, as described in Section 8 below. Awards granted to Participants under the Plan may be subject to a graded vesting schedule with a minimum vesting period of four years, unless otherwise determined by the Committee. Awards shall be evidenced by Award agreements (which need not be identical) in the form attached hereto as Exhibit A or in such other form as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.

5.           Common Stock Available Under the Plan.

a.            Shares Available. The aggregate number of shares of Common Stock that may be subject to Awards granted under this Plan shall be 300,000 shares of Common Stock, which may be authorized and unissued or treasury shares, subject to any adjustments made in accordance with Section 9 below.

b.            Shares Underlying Awards That Again Become Available. The following shares of Common Stock shall again become available for Awards: (1) any shares of Common Stock subject to an Award that are forfeited to the Company under Section 11(b) or 11(c) of this Plan or under the provisions of the applicable Award agreement; (2) any shares of Common Stock subject to an Award that are retained by the Company as payment of the tax withholding obligations with respect to an Award; and (3) a number of shares of Common Stock equal to the number of previously owned shares of Common Stock surrendered to the Company to satisfy tax withholding obligations with respect to an Award.

6.           Stock Awards.  The Committee is authorized to grant Stock Awards and shall, in its sole discretion, determine such Participants in the Plan who will receive Stock Awards and the number of shares of Common Stock underlying each Stock Award. Each Stock Award shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and as set forth in the Award agreement, including, without limitation, restrictions on the sale or other disposition of such shares, and the right of the Company to reacquire such shares for no consideration upon termination of the Participant’s employment within specified periods. The Committee may require the Participant to deliver a duly signed stock power, endorsed in blank, relating to Common Stock covered by such Stock Award and/or that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. The Award agreement shall specify whether the Participant shall have, with respect to the shares of Common Stock subject to a Stock Award, all of the rights of a holder of shares of Common Stock, including the right to receive dividends and to vote the shares.
7.           Performance Awards.
                           a.            In General.  The Committee is authorized to grant Performance Awards and shall, in its sole discretion, determine such Participants who will receive Performance Awards and the number of shares of Common Stock that may be subject to each Performance Award. Each Performance Award shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and as set forth in the Award agreement. The Committee shall set performance targets at its discretion which, depending on the extent to which they are met, will determine the number of Performance Awards that will be paid out to the Participants, and may attach to such Performance Awards one or more restrictions. Performance targets may be based upon, without limitation, Company-wide, divisional and/or individual performance.

b.            Adjustment of Performance Targets.  With respect to those Performance Awards that are not intended to qualify as Performance-Based Awards (as described below), the Committee shall have the authority at any time to make adjustments to performance targets for any outstanding Performance Awards which the Committee deems necessary or desirable unless at the time of establishment of goals the Committee shall have precluded its authority to make such adjustments.

c.            Payout. Payment of earned Performance Awards shall be made shares of Common Stock and shall be made in accordance with the terms and conditions prescribed or authorized by the Committee. The Committee, in its sole discretion, may permit a Participant to elect to defer the receipt of any Performance Award based upon a performance period of at least 12 months, provided that the Participant performed services continuously from a date no later than the date upon which the performance criteria are established through a date no earlier than the date upon which the Participant makes such deferral election. An election to defer the receipt of a Performance Award must be made no later than the date that is six months before the end of the performance period, provided that in no event may an election to defer a Performance Award be made after such Performance Award has become both substantially certain to be paid and readily ascertainable. Notwithstanding the foregoing to the contrary, a Participant shall not be permitted to elect to defer the receipt of a Performance Award unless such election complies with Code Section 409A and Treasury Regulations, Rulings and Notices of Internal Revenue Service (“IRS”) issued thereunder.

8.           Performance-Based Awards.

a.            In General.  Certain Stock Awards and Performance Awards granted under the Plan, and the compensation attributable to such Awards, are intended to (i) qualify as Performance-Based Awards (as defined in the next sentence) or (ii) be otherwise exempt from the deduction limitation imposed by Section 162(m) of the Code. Certain Awards granted under the Plan may be granted in a manner such that Awards qualify as “performance-based compensation” (as such term is used in Section 162(m) of the Code and the regulations thereunder) and thus be exempt from the deduction limitation imposed by Section 162(m) of the Code (“Performance-Based Awards”). Awards may only qualify as Performance-Based Awards if at the time of grant the Committee is comprised solely of two or more “outside directors” (as such term is used in Section 162(m) of the Code and the regulations thereunder).

b.            Other Performance-Based Awards. Stock Awards and Performance Awards granted under the Plan should qualify as Performance-Based Awards if, as determined by the Committee, in its discretion, either the granting or vesting of such Award is subject to the achievement of a performance target or targets based on one or more of the performance measures specified in Section 8(c) below. With respect to such Awards intended to qualify as Performance-Based Awards:

(1)           the Committee shall establish in writing (x) the objective performance-based goals applicable to a given period and (y) the individual employees or class of employees to which such performance-based goals apply no later than 90 days after the commencement of such period (but in no event after 25 percent of such period has elapsed);

(2)           no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any Participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied; and

(3)           after the establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal.

c.            Performance Measures.  The Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to Awards intended to qualify as Performance-Based Awards: net sales; pretax income before allocation of corporate overhead and bonus; budget; earnings per share; net income; division, group or corporate financial goals; return on shareholders’ equity; return on assets; return on net assets; return on investment capital; gross margin return on investment; gross margin dollars or percent; sales per square foot or per hour; payroll as a percentage of sales; inventory shrink; comparable store sales; inventory turnover; employee turnover; sales, general and administrative expense; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Common Stock or any other publicly-traded securities of the Company, if any; market share; gross profits; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; and/or reductions in costs. The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items as the Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of financing activities; expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation activities and settlements. Any such performance criterion or combination of such criteria may apply to the Participant’s Award opportunity in its entirety or to any designated portion or portions of the Award opportunity, as the Committee may specify.

9.            Adjustment Provisions.  If there shall be any change in Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, in order to prevent dilution or enlargement of Participants’ rights under the Plan, the Committee shall have the authority to adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Awards, and the Fair Market Value of Common Stock and other value determinations applicable to outstanding Awards. Appropriate adjustments may also be made by the Committee in the terms of any Awards under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance targets and changes in the length of performance periods. In addition, other than with respect to Awards intended to constitute Performance-Based Awards, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or any of its Affiliates or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles.

10.           Change In Control.

a.            Accelerated Vesting. Notwithstanding any other provision of this Plan, unless otherwise provided in the applicable Award agreement, if there is a Change in Control of the Company (as defined below), all unvested Awards granted under the Plan shall become fully vested immediately upon the occurrence of the Change in Control and such vested Awards shall be paid out or settled, as applicable, within 60 days upon the occurrence of the Change in Control, subject to requirements of applicable laws and regulations. The Committee shall have full discretion, notwithstanding anything herein or in an Award agreement to the contrary, with respect to an outstanding Award, upon the merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company, to provide that the securities of another entity may be substituted hereunder for the shares of Common Stock and to make equitable adjustment with respect thereto.

b.            Definition. For purposes of this Section 10, (i) if there is an employment agreement or at will offer letter between the Participant and the Company or any of its Affiliates in effect (for the avoidance of doubt, any Change of Control Agreement between the Participant and the Company shall not be considered an employment agreement or offer letter for the purposes of this Plan), “Change in Control” shall have the same definition as the definition of “Change in Control” contained in such employment agreement or at will offer letter ; or (ii) if “Change in Control” is not defined in such employment agreement or at-will offer letter or if there is no employment agreement or at will offer letter between the Participant and the Company or any of its Affiliates in effect, “Change in Control” of the Company shall be deemed to have occurred upon any of the following events:

(1)           The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of either (i) the then-outstanding shares of Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 10(b); or

(2)           Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(3)           Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or
(4)           Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

11.           Termination of Employment.

a.            Death or Disability.  Subject to any written agreement between the Participant and the Company or any of its Affiliates, if a Participant’s employment is terminated due to death or Disability (as defined below):

(1)           all unvested Stock Awards held by the Participant on the date of the Participant’s termination of employment due to death or the date of the termination of his or her employment related to Disability, as the case may be, shall immediately become vested as of such date; and

(2)           all unearned and/or unvested Performance Awards held by the Participant on the date of the Participant’s termination of employment due to death or the date of the termination of his or her employment related to Disability, as the case may be, shall treated as follows:

(A)           Unearned and/or unvested Performance Awards with performance periods of greater than one year for which the Participant has completed a minimum of at least one year into a performance period shall immediately become earned or vested as of such date and shall be paid out and/or settled based on the Company’s and/or Participant’s performance immediately prior to the date of the Participant’s termination of employment due to death or the date of the termination of his or her employment related to Disability on a pro-rated basis; and

(B)           All other unearned and/or unvested Performance Awards shall immediately be forfeited by such Participant as of such date.

b.            Other Termination.  Subject to any written agreement between the Participant and the Company or any of its Affiliates, if a Participant’s employment is terminated for any reason, including without limitation, retirement, other than due to death or Disability, all unearned or unvested Awards held by the Participant on the date of the termination of his or her employment shall immediately be forfeited by such Participant as of such date.

c.            Discretionary Accelerated Vesting.  Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its discretion, provide that any or all unvested Stock Awards held by the Participant on the date of the Participant’s death and/or the date of the termination of the Participant’s employment shall immediately become vested as of such date.

d.            Disability Definition.  For the purposes of this Section 11, (i) if there is an employment agreement or at will offer letter between the Participant and the Company or any of its Affiliates in effect (for the avoidance of doubt, any Change of Control Agreement between the Participant and the Company shall not be considered an employment agreement or offer letter for the purposes of this Plan), “Disability” shall have the same definition as the definition of “Disability” contained in such employment agreement or at will offer letter; or (ii) if “Disability” is not defined in such employment agreement or at will offer letter or if there is no employment agreement or at will offer letter between the Participant and the Company or any of its Affiliates in effect, “Disability” shall mean the following, as may be further modified or supplemented by the Committee in its sole discretion:  As a result of the Participant’s physical or mental illness, the Participant is absent from the Participant’s duties with the Company on a full-time basis for three consecutive months, and within 30 days after written Notice of Termination (as defined below) is given, the Participant does not return to the full-time performance of the Participant’s duties. For purposes of this Plan, a “Notice of Termination” shall mean a written notice from the Company which indicates that the Participant has been determined to have Disability within the definition of this Section 11(d) of this Plan and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for such determination.

12.           Section 409A of the Code.

a.            Awards under the Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules and shall be construed accordingly. However, the Company shall not be liable to any Participant or other holder of an Award with respect to any Award-related adverse tax consequences arising under Section 409A or other provision of the Code.

b.            If any provision of the Plan or an Award agreement contravenes any regulations or Treasury guidance promulgated under Code Section 409A or could cause an Award to be subject to the interest and penalties under Code Section 409A, such provision of the Plan or Award shall be deemed automatically modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Code Section 409A. Moreover, any discretionary authority that the Administrator may have pursuant to the Plan shall not be applicable to an Award that is subject to Code Section 409A to the extent such discretionary authority will contravene Section 409A or the regulations or guidance promulgated thereunder.

c.            Notwithstanding any provisions of this Plan or any Award granted hereunder to the contrary, no acceleration shall occur with respect to any Award to the extent such acceleration would cause the Plan or an Award granted hereunder to fail to comply with Code Section 409A.

d.            Notwithstanding any provisions of this Plan or any applicable Award agreement to the contrary, no payment shall be made with respect to any Award granted under this Plan to a “specified employee” (as such term is defined for purposes of Code Section 409A) prior to the six-month anniversary of the employee’s separation of service to the extent such six-month delay in payment is required to comply with Code Section 409A.

13.           Transferability.  Each Award granted under the Plan to a Participant shall not be transferable otherwise than by will or the laws of descent and distribution.  Notwithstanding the foregoing, at the discretion of the Committee, an Award may permit the transferability of such Award by a Participant solely to members of the Participant’s immediate family or trusts or family partnerships for the benefit of such persons, subject to any restriction included in the Award agreement.

14.           Other Provisions.  Awards granted under the Plan may also be subject to such other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines on the date of grant to be appropriate, including without limitation, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of the Award, for the acceleration of vesting of Awards, or to comply with federal and state securities laws, or understandings or conditions as to the Participant’s employment, in addition to those specifically provided for under the Plan. The Committee shall have the authority to retract any Award granted under the Plan in case of a material restatement of the financial statements of the Company or if it is otherwise determined by the Committee that the previously granted Award was not earned by the Participant.

15.           Fair Market Value.  For purposes of this Plan and any Awards granted hereunder, “Fair Market Value” shall mean, as of any given date, the closing price of a share of Common Stock on The NASDAQ Stock Market LLC or such other public trading market on which shares of Common Stock are listed or quoted on that date. If there is no regular public trading market for shares of Common Stock, the Fair Market Value of a share of Common Stock shall be determined by the Committee in good faith. In each case, the Fair Market Value shall be determined without regard to whether shares of Common Stock are restricted or represent a minority interest.

16.           Withholding.  All payments or distributions of Awards made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the Participant receiving such Common Stock to remit to it or to the Affiliate that employs such Participant an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the Affiliate employing the Participant shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company or the Affiliate, as the case may be, to the Participant receiving Common Stock, as the Committee shall prescribe. The Committee may, in its discretion, and subject to such rules as the Committee may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit a Participant to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Award consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.

17.           Tenure.  A Participant’s right, if any, to continue to serve the Company as an executive officer, non-employee director, other key employee, or otherwise shall not be enlarged or otherwise affected by his or her designation as a Participant under the Plan.

18.           Unfunded Plan.  Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

19.           No Fractional Shares.  No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, or Awards, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

20.           Duration, Amendment and Termination.  No Award shall be granted more than five years after the Effective Date; provided, however, that the terms and conditions applicable to any Award granted prior to such date may thereafter be amended or modified by mutual agreement between the Company and the Participant or such other persons as may then have an interest therein. The Board or the Committee may amend the Plan from time to time or suspend or terminate the Plan at any time. However, no action authorized by this Section 20 shall reduce the amount of any existing Award or change the terms and conditions thereof without the Participant’s consent, except as otherwise provided for in Section 9. No amendment of the Plan shall, without approval of the shareholders of the Company, (i) increase the total number of shares which may be issued under the Plan; (ii) modify the requirements as to eligibility for Awards under the Plan; or (iii) otherwise materially amend the Plan as provided in NASDAQ Marketplace Rules or the rules of another public trading market on which shares of Common Stock are then listed or quoted.

21.           Governing Law.  THIS PLAN, AWARDS GRANTED HEREUNDER AND ACTIONS TAKEN IN CONNECTION HEREWITH SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (REGARDLESS OF THE LAW THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE DELAWARE PRINCIPLES OF CONFLICT OF LAWS).

22.           Severability.  In case any provision of this Plan shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

23.           Effective Date; Termination.

a.            The Plan shall be effective as of the date on which the Plan is approved by the shareholders of the Company at an annual meeting or any special meeting of shareholders of the Company (the “Effective Date”) and such approval of shareholders shall be a condition to the right of each Participant to receive Awards hereunder.

b.            This Plan shall terminate on the 5th anniversary of the Effective Date (unless sooner terminated by the Board).

The foregoing 2013 Restricted Stock Plan was duly adopted and approved by the Board of Directors of the Company on ____________, 201__.

TANDY LEATHER FACTORY, INC.

By:       ____________________________________________________
Name:  ____________________________________________________
Title:    ____________________________________________________

Exhibit A

RESTRICTED STOCK AGREEMENT

GRANTED TO:
DATE OF GRANT:
GRANTED PURSUANT TO: Tandy Leather Factory, Inc. 2013 Restricted Stock Plan
NUMBER OF SHARES:
VESTING SCHEDULE:

1.            Restricted Stock Agreement.  This Restricted Stock Agreement (this “Agreement”) is made and entered into as of                      (the “Date of Grant”) between Tandy Leather Factory, Inc., a Delaware corporation (the “Company”), and                     , as a participant (the “Participant”) in the Tandy Leather Factory, Inc. 2013 Restricted Stock Plan (the “Plan”), a copy of which is enclosed herewith. Capitalized terms not defined herein shall have the meanings ascribed thereto in the Plan.

2.            Grant of Restricted Stock.  The Participant is granted ___ shares of Common Stock of the Company (the “Restricted Stock”). The Restricted Stock is granted as provided for under the Plan and is subject to the terms and conditions set forth in the Plan and this Agreement. The Restricted Stock granted hereunder is a matter of separate inducement and is not in lieu of salary or other compensation for the services of a Participant to the Company or any of its Affiliates.

3.            Vesting.  This grant of Restricted Stock shall vest in accordance with the following schedule:

[The Committee may provide for any vesting schedule it deems appropriate, from immediate vesting to any daily, monthly or yearly vesting up to 5 years and in combination with any or none of the performance measures permitted to be used under the Plan, either individually or in any combination and with or without acceleration.  It is currently anticipated, however, that the Committee will choose to grant awards of Restricted Stock with vesting as follows:

“Subject to the provisions of Section 8 of this Agreement, the Restricted Stock shall vest during the term of Participant’s employment in four equal annual installments of 25% of the shares of Restricted Stock covered by this Agreement, the first installment to be exercisable on the 12 month anniversary of the date of this Option (the “Initial Vesting Date”), with an additional 25% of such shares vesting on each of the three successive 12 month periods following the Initial Vesting Date.”]

4.            Restrictions Prior to Vesting.  The Restricted Stock granted hereunder shall be promptly issued and evidenced by a certificate or certificates for such shares issued in the Participant’s name or by book entry at the Company’s option. The Participant shall thereupon have all the rights of a shareholder with respect to such shares, including, but not limited to, the right to vote such shares and to receive all dividends and other distributions paid with respect to them; provided, however, that the shares shall be subject to the restrictions on transferability in Sections 6 and 7 below. Unless otherwise provided in this Section 4, the Company shall hold the certificate or certificates for such shares until the date the restrictions on transferability are removed in accordance with Sections 6 and 8 below. The Company may, in its sole discretion and at any time prior to the date the restrictions on transferability are removed in accordance with Sections 6 and 8 below, require (i) that the stock certificate or certificates representing such shares shall be imprinted with a legend stating that the shares represented thereby are the restricted shares subject to the terms and conditions of this Agreement and, as such, may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of this Agreement, and/or (ii) that the Participant shall, upon receipt of the certificate or certificates therefor, deposit such certificate or certificates together with a stock power or other like instrument of transfer, appropriately endorsed in blank, with an escrow agent designated by the Company, which may be the Company, under a deposit agreement containing such terms and conditions as the Company shall approve, with the expenses of such escrow to be borne by the Company.

5.            Adjustment Provisions.  If under Section 9 of the Plan the Participant, as the owner of the shares of the Restricted Stock, shall be entitled to new, additional or different shares of stock or securities, (i) the Company may require that the certificate or certificates for, or other evidences of, such new, additional or different shares or securities, together with a stock power or other instrument of transfer appropriately endorsed, shall be imprinted with a legend as provided in Section 4 above, be deposited by the Participant under the deposit agreement provided for therein, and (ii) such certificate or certificates for, or other evidences of, such new, additional or different shares or securities shall be subject to the restrictions on transferability as provided in Sections 6 and 7 below.

6.            Removal of Transfer Restrictions.  The shares of the Restricted Stock shall be subject to restrictions on transferability. Subject to Section 8 below, such restrictions shall be removed from such shares according to the vesting schedule set forth above. Notwithstanding anything contained in this Agreement to the contrary, if there is a Change in Control of the Company, all unvested shares of Restricted Stock granted under this Agreement shall become fully vested immediately upon the occurrence of the Change in Control and such vested shares of Restricted Stock shall be paid out or settled, as applicable, within 60 days upon the occurrence of the Change in Control, subject to requirements of applicable laws and regulations.

7.            No Transfer.  During the period when the Restricted Stock is subject to the restrictions on transferability, none of the shares of the Restricted Stock subject to such restrictions shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except by will or the laws of descent and distribution. Any attempt by the Participant to dispose of any shares of the Restricted Stock in any such manner shall result in the immediate forfeiture of such shares.

8.            Termination of Employment.

a.           Death or Disability.  If the Participant’s employment is terminated due to death or Disability all unvested shares of Restricted Stock held by the Participant on the date of the Participant’s termination of employment due to death or the date of the termination of his or her employment related to Disability, as the case may be, shall immediately become vested as of such date.

b.            Other Termination.  If a Participant’s employment is terminated for any reason, including, without limitation, retirement, other than due to death or Disability, all unvested shares of Restricted Stock held by the Participant on the date of the termination of his or her employment shall immediately be forfeited by such Participant as of such date.

c.            Discretionary Accelerated Vesting.  Notwithstanding anything contained in this Agreement to the contrary, the Committee may, in its discretion, provide that any or all unvested shares of Restricted Stock held by the Participant on the date of the Participant’s death and/or the date of the termination of the Participant’s employment shall immediately become vested as of such date.

9.            Tax Withholding.  All payments or distributions of an Award made pursuant to this Agreement shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to this Agreement, it may require the Participant receiving such Common Stock to remit to it or to the Affiliate that employs such Participant an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the Affiliate employing the Participant shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company or the Affiliate, as the case may be, to the Participant receiving Common Stock, as the Committee shall prescribe. The Committee may, in its discretion, and subject to such rules as the Committee may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit a Participant to pay all or a portion of the federal, state and local withholding taxes arising in connection with this Award consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.

10.            Legend.  If the Company, in its sole discretion, shall determine that it is necessary, to comply with applicable securities laws, the certificate or certificates representing any shares of Common Stock delivered to the Participant under this Agreement shall bear an appropriate legend in form and substance, as determined by the Company, giving notice of applicable restrictions on transfer under or with respect to such laws. Unless and until the shares of Common Stock delivered to the Participant under this Agreement are registered under the Securities Act of 1933, as amended (the “Securities Act”), all certificates representing such shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THE RESTRICTED STOCK AGREEMENT, DATED ____________, BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO FORFEITURE TO THE COMPANY UNDER CERTAIN CONDITIONS.

Appropriate stop transfer instructions with respect to such shares have been placed with the Company’s transfer agent.

11.            Securities Act.  The Participant covenants and agrees with the Company that if, with respect to any shares of Common Stock delivered to the Participant pursuant to this Agreement, there does not exist a registration statement on an appropriate form under the Securities Act, which registration statement shall have become effective and shall include, or shall be accompanied by, as applicable, a prospectus that is current with respect to the shares of Common Stock subject to this Agreement, (i) he or she takes the shares of Common Stock for his or her own account and not with a view to the resale or distribution thereof, (ii) any subsequent offer for sale or sale of any such shares shall be made either pursuant to (x) a registration statement on an appropriate form under the Securities Act, which registration statement shall have become effective and shall be current with respect to the shares being offered and sold, or (y) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Participant shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the applicability of such exemption and (iii) the certificate or certificates evidencing such shares shall bear a legend to the effect of the foregoing.

12.            Conflicts.  This Agreement is subject to all terms, conditions, limitations and restrictions contained in the Plan, which shall be controlling in the event of any conflicting or inconsistent provisions. In the event, however, of any conflict between the provisions of this Agreement or the Plan and the provisions of an employment or change-in-control agreement between the Company and the Participant, as applicable, the provisions of the latter shall prevail.

13.            No Employment Contract.  This Agreement is not a contract of employment, as applicable, and the terms of the Participant’s employment shall not be affected hereby or by any agreement referred to herein except to the extent specifically so provided herein or therein. Nothing herein shall be construed to impose any obligation on the Company to continue the Participant’s employment, and it shall not impose any obligation on the Participant’s part to remain in the employ of the Company or any of its Affiliates.

14.           Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORD WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUDING PRINCIPLES OF CONFLICTS OF LAW.

15.           Headings.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.           Counterparts.  This Agreement may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts will be construed together and constitute the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Restricted Stock Agreement as of the date first written above.

TANDY LEATHER FACTORY, INC.

By:        ___________________________________________
Name:   ___________________________________________
Title:    ___________________________________________

ACCEPTED:

    By:  ____________________________________
           (Insert the name of the Participant)

PROXY CARD
TANDY LEATHER FACTORY, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING ON JUNE 6, 2013

The undersigned hereby appoint(s) Mark J. Angus and William M. Warren, and each of them, proxies or proxy of the undersigned with full power of substitution and revocation, to act and vote all of the undersigned's shares of Tandy Leather Factory, Inc. common stock, with all the powers that the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Tandy Leather Factory, Inc. at Fort Worth, Texas on June 6, 2013, or any resumption of the Annual Meeting after any adjournment thereof, as indicated on this proxy, and in their discretion on any other matters which may properly come before the meeting.  If no directions are given, this proxy will be voted “FOR” Item 1, 2 and 3.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE FOLLOWING:

1.  Election of nine directors.

[ ] FOR ALL	NOMINEES:
Mark Angus
[ ] WITHHOLD ALL to vote for the listed nominees	Shannon L. Greene
T. Field Lange
[ ] FOR ALL EXCEPT (do not vote for the nominee(s)	Joseph R. Mannes
whose name(s) appear(s) below):	L. Edward Martin III
________________________________________________________________________________________	Michael A. Nery
________________________________________________________________________________________	Jon Thompson
________________________________________________________________________________________	William M. Warren
________________________________________________________________________________________	J. Bryan Wilkinson

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" PROPOSALS 2 AND 3.

	For	Against	Abstain
2. Proposal to Approve the 2013 Restricted Stock Plan of Tandy Leather Factory, Inc.	[ ]	[ ]	[ ]

3. Advisory Vote on Executive Compensation	[ ]	[ ]	[ ]

    __________________________________________________________________________________             Mark here for
    __________________________________________________________________________________             address change [     ]
    __________________________________________________________________________________             and note at left

Please sign exactly as your name appears on this Proxy.  Date and promptly return this Proxy in the enclosed envelope.

Signature: ___________________________________________________________________	Signature: ____________________________________________________________________

Date: ___________________________________________________________________, 2013	Date: ___________________________________________________________________, 2013